Exhibit 99.1

[GoAmerica letterhead]

CONTACT:

Investor Relations
GoAmerica
Voice: 201-996-1717
investors@goamerica.com

                    GOAMERICA(R) REPORTS IMPROVED Q3 RESULTS

HACKENSACK, NJ, November 8, 2006 -- GoAmerica, Inc. (NASDAQ: GOAM), a leading provider of online and wireless relay services, today announced results for the third quarter ended September 30, 2006.

Third quarter results and comparisons to prior periods are presented reflecting the Company's prepaid calling card division as a discontinued operation. This sale was completed on October 2, 2006.

Total revenue for the three months ended September 30, 2006 increased by 93% to approximately $4.6 million, compared to total revenue in the previous quarter of approximately $2.4 million; and an increase of 259% compared to total revenue of approximately $1.3 million in the third quarter of 2005.

Third quarter revenue growth resulted from a combination of two factors: continued growth in the Company's i711(R) relay and wireless divisions, and the Company's recent certification by the Federal Communications Commission (FCC), which enabled GoAmerica to fully recognize revenues associated with its relay services.

Prior to becoming certified, GoAmerica recognized only a portion of the revenue it generated through its i711 relay service because it was submitting minutes for payment through its business partner, Nordia, Inc. Nordia, which is also a certified relay provider, would submit i711 relay service minutes to the Interstate Telecommunications Relay Service (TRS) Fund on GoAmerica's behalf. Under this arrangement, Nordia received the reimbursement and paid GoAmerica its share of the revenue.

Net loss for the third quarter was approximately $522,000 or $0.22 per diluted common share, compared with a net loss of $366,000, or $0.16 per diluted common share in the previous quarter, and a net loss of approximately $1.0 million, or $0.48 per diluted common share during the third quarter of 2005.

The third quarter net loss includes a $371,000 loss attributable to discontinued operations. The loss from continuing operations was $151,000 for the third quarter of 2006, compared to $285,000 for the previous quarter and $653,000 for the third quarter of 2005.

Earnings before interest, taxes, depreciation and amortization (EBITDA) was a loss of $93,000 in the third quarter of 2006, compared with a loss of $197,000 in the prior quarter, and a loss of $441,000 in the third quarter of 2005. Included in the EBIDTA loss for the quarters ended September 30, 2006 and June 30, 2006 were $108,000 and $106,000 of non-cash employee compensation, respectively.

As of September 30, 2006, GoAmerica had approximately $3.6 million in cash and cash equivalents, compared to $3.9 million as of June 30, 2006.

"During 2006 our financial results have continued to improve and we are optimistic about further improvements associated with the release of new services slated for the fourth quarter and beyond," said Dan Luis, CEO of GoAmerica.

GoAmerica filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006 earlier today.

GoAmerica also announced today that its annual stockholders meeting for the election of directors will be held on December 21, 2006 at 10:00 a.m. at 411 Hackensack Avenue, Hackensack, New Jersey. The close of business on November 10, 2006 has been established by GoAmerica as the record date for determination of GoAmerica stockholders entitled to receive notice of and vote at the GoAmerica annual stockholders meeting. A proxy statement, together with GoAmerica's Annual Report on Form 10-K, will be mailed to stockholders of record prior to the annual meeting.

Summary of Recent Developments

      o Former Qualcomm Executive Joins Board of Directors - On September 12, 2006, GoAmerica announced that it appointed Jan Dehesh, a former executive at Qualcomm, to its Board of Directors.

      o Completes Sale of Prepaid Calling Card Business - On October 4, 2006, GoAmerica announced that it completed the sale of its prepaid calling card operations to Next Carrier Telecom, Inc, a New York based provider of telecommunications services.

About GoAmerica

GoAmerica provides a wide range of wireless and relay communications services, customized for people who are deaf, hard-of-hearing or speech impaired. The Company's vision is to improve the quality of life of its customers by being their premier provider of innovative communication services. For more information on the Company or its services, visit http://www.goamerica.com or contact GoAmerica directly at TTY 201-527-1520, voice 201-996-1717 or via Internet relay by visiting http://www.i711.com.

Safe Harbor

The statements contained in this news release that are not based on historical fact are "forward-looking statements" that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may be identified by the use of forward-looking terminology such as "may", "will", "expect", "estimate", "anticipate", "continue", or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve risks and uncertainties, including, but not limited to those of GoAmerica including: (i) our limited operating history; (ii) our ability to respond to the rapid technological change of the wireless data industry and offer new services; (iii) our dependence on wireless carrier networks; (iv) our ability to respond to increased competition in the wireless data industry; (v) our ability to integrate acquired businesses and technologies; (vi) our ability to generate revenue growth; (vii) our ability to increase or maintain gross margins, profitability, liquidity and capital resources; and (viii) difficulties inherent in predicting the outcome of regulatory processes. Such risks and others are more fully described in the Risk Factors set forth in our filings with the Securities and Exchange Commission. Our actual results could differ materially from the results expressed in, or implied by, such forward-looking statements. GoAmerica is not obligated to update and does not undertake to update any of its forward looking statements made in this press release. Each reference in this news release to "GoAmerica", the "Company" or "We", or any variation thereof, is a reference to GoAmerica, Inc. and its subsidiaries. "GoAmerica", the "GoAmerica" logo, "i711", and the "i711.com" logo are registered trademarks of GoAmerica. "i711.com", "i711 Wireless", "ClickRelay", "Relay and Beyond", and "Clear Mobile" are trademarks and service marks of GoAmerica. Other names may be trademarks of their respective owners.

                                 GOAMERICA, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                    September 30,   December 31,
                                                        2006            2005
                                                    -------------   ------------
                                                     (Unaudited)
Assets
Current assets:
     Cash and cash equivalents ...................     $ 3,646        $ 4,804
     Accounts receivable, net ....................       1,733            931
     Merchandise inventories, net ................         412            161
     Prepaid expenses and other current assets ...         708            110
     Assets of discontinued operations ...........         147            378
                                                       -------        -------
Total current assets .............................       6,646          6,384

Other assets .....................................       6,682          7,691
                                                       -------        -------
Total assets .....................................     $13,328        $14,075
                                                       =======        =======

Liabilities and stockholders' equity
Current liabilities:
     Accounts payable ............................     $ 1,043        $   765
     Accrued expenses ............................       1,103            554
     Deferred revenue ............................          89             66
     Other current liabilities ...................          62             19
     Liabilities of discontinued operations ......          92            173
                                                       -------        -------
Total current liabilities ........................       2,389          1,577

Other liabilities ................................          86             --

Stockholders' equity .............................      10,853         12,498
                                                       -------        -------
                                                       $13,328        $14,075
                                                       =======        =======

                                 GOAMERICA, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                              Three Months Ended September 30,       Nine Months Ended September 30,
                                                              ----------------------------------------------------------------------
                                                                  2006                2005               2006               2005
                                                              ----------------------------------------------------------------------
Revenues:
     Subscriber ........................................       $       328        $       548        $       934        $     1,967
     Relay services ....................................             3,497                329              5,325                774
     Commissions .......................................               559                255              2,045                549
     Equipment .........................................               165                120                266                297
     Other .............................................                 2                 15                  5                127
                                                               -----------        -----------        -----------        -----------
                                                                     4,551              1,267              8,575              3,714
Costs and expenses:
     Cost of subscriber airtime ........................               265                208                569                727
     Cost of equipment revenue .........................               178                138                380                382
     Cost of network operations ........................                27                 35                 81                152
     Cost of relay services ............................             2,342                 --              3,034                 --
     Sales and marketing ...............................               689                320              1,709                773
     General and administrative ........................             1,105                911              3,267              2,973
     Research and development ..........................                38                 96                271                255
     Depreciation and amortization .....................               104                119                374                375
     Amortization of other intangibles .................                --                122                 --                564
                                                               -----------        -----------        -----------        -----------
                                                                     4,748              1,949              9,685              6,201
                                                               -----------        -----------        -----------        -----------

Loss from operations ...................................              (197)              (682)            (1,110)            (2,487)

Other income (expense):
      Terminated merger costs ..........................                --                 --               (431)                --
      Interest income (expense), net ...................                46                 29                146                105
                                                               -----------        -----------        -----------        -----------

Total other income (expense), net ......................                46                 29               (285)               105
                                                               -----------        -----------        -----------        -----------

Loss from continuing operations ........................              (151)              (653)            (1,395)            (2,382)


Loss from discontinued operations ......................              (371)              (341)              (571)              (655)
                                                               -----------        -----------        -----------        -----------

Net loss ...............................................       $      (522)       $      (994)       $    (1,966)       $    (3,037)
                                                               ===========        ===========        ===========        ===========

Loss per share-Basic and Diluted:
     Loss from continuing operations ...................       $     (0.07)       $     (0.32)       $     (0.60)       $     (1.14)
     Loss from discontinued operations .................             (0.15)             (0.16)             (0.24)             (0.31)
                                                               -----------        -----------        -----------        -----------
Basic and Diluted net loss per share ...................       $     (0.22)       $     (0.48)       $     (0.84)       $     (1.45)
                                                               ===========        ===========        ===========        ===========
Weighted average shares used in computation of
   basic and diluted  net loss per share ...............         2,338,451          2,093,451          2,338,451          2,093,445

                                 GOAMERICA, INC.

      RECONCILIATION OF LOSS FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA
                                 (In thousands)
                                   (Unaudited)

                                                           Three Months Ended September 30,      Nine Months Ended September 30,
                                                           ----------------------------------------------------------------------
                                                               2006               2005               2006               2005
                                                           ----------------------------------------------------------------------
Loss from continuing operations ........................         (151)              (653)            (1,395)            (2,382)

Adjustments:
     Total other (income) expense, net .................          (46)               (29)               285               (105)
     Depreciation and amortization .....................          104                119                374                375
     Amortization of other intangibles .................           --                122                 --                564
                                                              -------            -------            -------            -------

Adjusted EBITDA ........................................      $   (93)           $  (441)           $  (736)           $(1,548)
                                                              =======            =======            =======            =======